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                                    EXHIBIT 5






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                      [SENTRY LIFE INSURANCE COMPANY LOGO]
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                                                                                                       VARIABLE ANNUITY APPLICATION
____________________________________________________________________________________________________________________________________

1.   ANNUITANT
Name_________________________________________________________  Soc. Sec. No._______________________Date of Birth____________________
Address______________________________________________________  Telephone No.________________________________________________________
City________________________________State _______ Zip________  Sentry Employee? [ ] Yes   [ ] No                           Male  [ ]
Date Annuity Payments Begin ___________,_____________________           Spouse? [ ] Yes   [ ] No                          Female [ ]
                              (Month)        (Year)
____________________________________________________________________________________________________________________________________
2.   CONTRACT OWNER (Complete only if different from Annuitant.)              Date of Birth_________________________________________
Name_________________________________________________________________________ Soc. Sec. No._________________________________________
Address_________________________________________________________________________City________________________State________Zip________
Contingent Owner ___________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
3. BENEFICIARIES (Show full name[s], relationship[s] and percentage each is to receive.)
Primary Beneficiary__________________________________________________________ Relationship______________________________  _________%
Contingent Beneficiary_______________________________________________________ Relationship______________________________  _________%
____________________________________________________________________________________________________________________________________
4.   PURCHASE PAYMENTS AND ALLOCATION                               T. Rowe Price Fixed Income Series, Inc.
Initial Purchase Payment.................. __________________          PRIME RESERVE PORTFOLIO....................________________%
Planned Subsequent Purchase Payments*....$___________________          LIMITED-TERM BOND PORTFOLIO................________________%
Bill Me:    _____ Monthly   _____ Qtrly   _____ Annually            T. Rowe Price Equity Series, Inc.
                                                                       PERSONAL STRATEGY BALANCED PORTFOLIO......._________________%
*Subsequent payments will be allocated as shown unless              Janus Aspen Series
otherwise directed.                                                    AGGRESSIVE GROWTH PORTFOLIO................_________________%
                                                                                                  Total Allocation must equal 100  %
__________________________________________________________________________________________________________________________________

5.   PLAN TYPE (CHECK AS MANY BOXES AS APPLY.)                      [ ]  Qualified Plan
     [ ] Non Qualified Plan                                              [ ] Traditional  IRA - Tax  Contribution  Year __________
     [ ] 1035 Transfer (Non-Qualified only)                              [ ] Roth IRA - Tax Contribution Year  _______
                                                                         [ ] SEP IRA (Please attach form 5305-SEP)
     Cost Basis of contract being replaced $ _________________           [ ] Rollover IRA
     Original date of contract being replaced ________________           [ ] Transfer IRA (Complete Transfer Form)
____________________________________________________________________________________________________________________________________

6.A.      Make Check Payable To:                                          6.B.    TELEPHONE EXCHANGE PRIVILEGE
            SENTRY LIFE INSURANCE COMPANY
         Send Check With Application To:                                          [ ]  The undersigned Contract Owner hereby elects
            ANNUITY SERVICE OFFICE                                                     the Telephone Exchange Privilege and agrees
            P.O. Box 867                                                               to the terms and conditions as described on
            Stevens Point, WI  54481                                                   the reverse side of this application.
____________________________________________________________________________________________________________________________________
7.   SPECIAL REQUESTS
____________________________________________________________________________________________________________________________________
8.   ANNUITANT REQUESTS STATEMENT OF ADDITIONAL INFORMATION.        [ ] Yes  [ ] No
____________________________________________________________________________________________________________________________________
9. IS THE ANNUITY APPLIED FOR INTENDED TO REPLACE OR CHANGE ANY EXISTING LIFE INSURANCE OR ANNUITY? [ ] Yes  [ ] No
____________________________________________________________________________________________________________________________________
10. I (WE) ACKNOWLEDGE RECEIPT OF THE CURRENT PROSPECTUS OF SENTRY VARIABLE ACCOUNT II, T. ROWE PRICE FIXED INCOME SERIES, INC.,
T. ROWE PRICE EQUITY INCOME SERIES, INC., AND JANUS ASPEN SERIES. PAYMENTS AND VALUES PROVIDED BY THE CONTRACT FOR WHICH APPLICATION
IS MADE ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT. I (WE) CERTIFY UNDER PENALTIES OF PERJURY THAT THE ABOVE SOCIAL
SECURITY NUMBER IS CORRECT.

This application has been signed in________________________________________________________________, ______________________________
                                                                    City                                            State
on_____________________________________________ month____________________________________________________day __________________ year
Signature                                                            Signature of
of Annuitant________________________________________________________ Owner__________________________________________________________
(Owner unless otherwise indicated)                                   (If other than Annuitant)
____________________________________________________________________________________________________________________________________
11.  AGENT'S REPORT
Will the annuity replace an existing life insurance                  If Yes, indicate type of contract:           [ ] Life Insurance
or annuity contract?   [ ] Yes    [ ] No                             (Submit any required replacement forms.)     [ ] Annuity

Signature of Agent_________________________________________________  Phone Number (______)__________________________________________
Print Agent Name  _________________________________________________  Sales Code ____________________________________________________
Name of Broker Dealer_____________________________________________________Address___________________________________________________
City____________________________________________________________________________State __________________________ Zip________________
____________________________________________________________________________________________________________________________________
32-103 (D)        Sentry Life Insurance Company - Stevens Point, Wisconsin                                                      1-00
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                          TELEPHONE EXCHANGE PRIVILEGE

The Contract Owner hereby authorizes Sentry Life Insurance Company to honor telephone instructions to effect a transfer of all or part of the Contract Values between Eligible Mutual Fund(s) or Portfolio(s) of the Contract, subject to the minimums stated in the contract provisions.

The Company will employ reasonable procedures to confirm that telephone transfer requests are legitimate. The Company will not be liable for complying with telephone transfer request it believes to be legitimate and for which it followed reasonable procedures to ensure legitimacy. Sentry Life Insurance Company reserves the right to reject any telephone instruction. The Contract Owner understands and agrees that this exchange privilege is for the convenience of the Contract Owner and may be suspended or revoked for any reason at anytime without prior notice.




                      INSTRUCTIONS FOR TELEPHONE EXCHANGES

When you wish to effect an exchange in your account, telephone the Annuity Service Office toll free at 1 (800) 533-7827. Be prepared to state the name of the account, your account number and your social security number.

If your telephone call is received on any business day BEFORE 3:00 P.M. CENTRAL TIME, the exchange of accumulation units will be made on the basis of the Valuation Period as of the close of that same day. If your telephone call is received AFTER 3:00 P.M. CENTRAL TIME, the exchange of accumulation units will be made on the basis of the Valuation Period NEXT FOLLOWING the day your telephone call was received.